SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported)  May  7,  2003



                          ELECTRONIC CLEARING HOUSE, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



NEVADA                              0-15245                      93-0946274
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(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)



      28001 Dorothy Drive,  Agoura Hills, California            91301
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        (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (818) 706-8999



    ------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     Exhibit 99.1 Press Release dated May 7, 2003, announcing financial results for the quarter ended March 31, 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this report).

ITEM 9.  REGULATION FD DISCLOSURE.

     Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by Item 12 of Form 8-K, "Results of Operation and Financial Condition," under this Item 9.

     Electronic Clearing House, Inc. has issued a press release announcing its financial results for the quarter ended March 31, 2003, and a copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION.

     Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by this Item under Item 9 of Form 8-K, "Regulation FD Disclosure."


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ELECTRONIC  CLEARING  HOUSE,  INC.
                                             (Registrant)


                              By:  \s\ Alice  Cheung
                                 ----------------------------------
                                Alice  L.  Cheung,  Treasurer  &
                                Chief  Financial  Officer



Dated:  May  13,  2003


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